Arbitral Award, Settlement Agreement and Mining Data Sale:	9 Months Ended
Sep. 30, 2022
Arbitral Award Settlement Agreement And Mining Data Sale
Arbitral Award, Settlement Agreement and Mining Data Sale:

Note 2. Arbitral Award, Settlement Agreement and Mining Data Sale:

In October 2009 we initiated a claim (the "Brisas Arbitration") under the Additional Facility Rules of the International Centre for the Settlement of Investment Disputes ("ICSID") to obtain compensation for the losses caused by the actions of Venezuela that terminated our previous mining project known as the "Brisas Project." On September 22, 2014, we were granted an Arbitral Award (the "Award") totaling $740.3 million.

In July 2016, we signed the Settlement Agreement, subsequently amended, whereby Venezuela agreed among other things to pay us a total of approximately $1.032 billion which is comprised of $792 million to satisfy the Award (including interest) and $240 million for the purchase of our mining data related to the Brisas Project (the "Mining Data") in a series of payments ending on or before June 15, 2019 (the "Settlement Agreement"). As agreed, the first $240 million received by Gold Reserve from Venezuela has been recognized as proceeds from the sale of the Mining Data.

To date, the Company has received payments of approximately $254 million pursuant to the Settlement Agreement. The remaining unpaid amount due from Venezuela pursuant to the Settlement Agreement, which is delinquent, totals an estimated $954 million (including interest of approximately $176 million) as of September 30, 2022. In relation to the unpaid amount due from Venezuela, the Company has not recognized an Award receivable or associated liabilities on its financial statements which would include taxes, bonus plan and contingent value right payments, described below, as management has not yet determined that payment from Venezuela is probable. This judgement was based on various factors including the Sanctions imposed on Venezuela, the current economic and political instability in Venezuela, the history of non-payment by Venezuela under the terms of the Settlement Agreement and the Resolution. The Award receivable and any associated liabilities will be recognized when, in management’s judgment, it is probable that payment from Venezuela will occur.

The interest rate provided for on any unpaid amounts pursuant to the Award is specified as LIBOR plus two percent. With the phase out of LIBOR, if and when it is possible to engage with the Venezuelan government, we expect that, if necessary, we will either come to an agreement with Venezuela as to an appropriate replacement or, alternatively, petition the court responsible for the enforcement of our Award judgement to rule on a new interest rate benchmark.

In addition to other constraints, the Sanctions restrict the Company from working with those Venezuelan government officials responsible for the payment and transfer of funds associated with the Settlement Agreement which adversely impacts our ability to collect the remaining balance of the Award plus interest and/or amounts due pursuant to the Settlement Agreement from Venezuela. The Company, with counsels’ assistance, continues to evaluate and pursue various options in regard to the Award and the Settlement Agreement.

We have Contingent Value Rights ("CVRs") outstanding that entitle the holders to an aggregate of 5.466% of certain proceeds from Venezuela associated with the collection of the Award and/or sale of Mining Data or an enterprise sale, as such terms are defined in the CVRs (the "Proceeds"), less amounts for certain specified obligations (as defined in the CVR), as well as a bonus plan as described below. As previously disclosed, we have been advised by the holder of the majority of the CVRs, a related party, that as a general matter it believes that the Company's 45% interest in Siembra Minera represents "Proceeds" for purposes of the CVRs and as such it believes the CVR holders are entitled to the value of 5.466% of that interest on the date of its acquisition. Such holder, for its own account as an individual CVR holder, has made various specific requests of, assertions, claims and demands with respect to its CVR. For a variety of reasons, the Company does not agree with such holder’s position and believes it is inconsistent with the CVRs generally and such holder’s CVR specifically, including the terms and manner upon which we acquired our interest in Siembra Minera. The Company and such holder have not been able to resolve their differences as of the filing date of this report. As the parties have been unable to reach agreement on a resolution, in July 2022 the Company and such majority holder entered into a Tolling Agreement pursuant to which both parties agreed to toll applicable statutes of limitations indefinitely with respect to such holder’s CVR, subject to each party’s right to terminate the Agreement and such tolling on 30-days advance written notice to the other party. At this time, it is not possible to determine the outcome of this matter.

As of September 30, 2022, the total cumulative obligation payable pursuant to the terms of the CVR from the sale of the Mining Data and collection of the Award was approximately $10 million, all of which has been paid to the CVR holders other than approximately $60,000 which has not yet been distributed (not taking into account the majority CVR holder’s claim, which has been tolled and remains unresolved as described above).

We maintain a bonus plan (the "Bonus Plan") which is intended to compensate the participants, including executive officers, employees, directors and consultants for their past and present contributions to the Company. The bonus pool under the Bonus Plan is comprised of the gross proceeds collected or the fair value of any consideration realized less applicable taxes multiplied by 1.28% of the first $200 million and 6.4% thereafter. The bonus pool is determined substantially the same as Net Proceeds for the CVR. Certain participants of the Bonus Plan have notified the Company that in the event the Board of Directors interprets the CVR agreement in such a way as to include the value of Siembra Minera as proceeds, the Bonus Plan participants expect to be accorded the same interpretation of the terms under the Bonus Plan. As of September 30, 2022, the total cumulative obligation payable pursuant to the terms of the Bonus Plan from the sale of the Mining Data and collection of the Award was approximately $4.4 million, all of which has been paid to the Bonus Plan participants other than approximately $70,000 which has not yet been distributed.

Due to U.S. and Canadian Sanctions and the uncertainty of transferring the remaining amounts due from Venezuela to bank accounts outside of Venezuela, management only considers those funds received by the Company into its North American bank accounts as funds available for purposes of the CVR and Bonus Plan cash distributions.

Following receipt, if any, of additional funds pursuant to the Settlement Agreement and after applicable payments to CVR holders and Bonus Plan participants, we expect to distribute to our shareholders a substantial majority of any remaining amounts, subject to applicable regulatory requirements and retaining sufficient reserves for operating expenses, contractual obligations, accounts payable and income taxes, and any obligations arising as a result of the collection of the remaining amount owed by Venezuela.